UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Advisor Funds

(Exact name of registrant as specified in charter)

________

4643 South Ulster Street, Suite 600

Denver, CO 80237

(Address of principal executive offices)

Julian F. Sluyters

4643 South Ulster Street, Suite 600, Denver, CO 80237

(Name and address of agent for service)

Copies to:

Jay G. Baris, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 (212) 715-9100	Andra C. Ozols, Esq. Old Mutual Capital, Inc. 4643 South Ulster Street, Suite 600 Denver, CO 80237 (888) 744-5050

Registrant’s telephone number, including area code: 1-888-744-5050

Date of fiscal year end: July 31

Date of reporting period: January 31, 2006

Attached as Exhibit 100 are the financial highlights of Old Mutual Advisor Funds for the semi-annual period ended January 31, 2006 formatted in eXtensible Business Reporting Language (“XBRL”) (“XBRL-Related Document”). The financial information contained in the XBRL-Related Document is unaudited. The purpose of submitting the XBRL-Related Document is to test the XBRL format and technology and, as a result, investors and other users should continue to rely on the report on Form N-CSR for the semi-annual period ended January 31, 2006 filed with the SEC on EDGAR on April 11, 2006, SEC Accession No. 0001135428-06-000146, and not rely on the XBRL-Related Document in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the XBRL-Related Document is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or Section 34(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), or otherwise subject to the liabilities of those sections. The XBRL-Related Document is not deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, the 1940 Act, or the 1934 Act.

The certification requirements pursuant to Rule 30a-2 of the 1940 Act and Sections 13(a) or 15(d) of the 1934 Act do not apply to the XBRL-Related Document.

Exhibit List.

EX-100.INS	XBRL INSTANCE DOCUMENT
EX-100.SCH	XBRL TAXONOMY EXTENSION SCHEMA
EX-100.SCH.1	XBRL TAXONOMY EXTENSION SCHEMA
EX-100.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
EX-100.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE
EX-100.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL ADVISOR FUNDS

By: /s/ Julian F. Sluyters

Julian F. Sluyters, President

Date: October 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Julian F. Sluyters

Julian F. Sluyters, Principal Executive Officer

Date: October 20, 2006

By: /s/ Mark E. Black

Mark E. Black, Principal Financial Officer

Date: October 20, 2006